Principal Funds, Inc.
Supplement dated July 29, 2024
to the Prospectus and Statement of Additional Information
both dated March 1, 2024
(as previously supplemented)
This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

REDEMPTION OF FUND SHARES
Under Class A shares of Money Market Fund: Sell shares by checkwriting, add the following bullet point to the list of bullets:
•If you have checkwriting privileges on your Money Market Fund and you write a check, if the check is received for payment by the Fund’s transfer agent while a liquidity fee is in effect, the applicable liquidity fee will be redeemed from the remaining balance of your Money Market Fund account and the face value of the check will be paid to the payee. If your Money Market Fund does not have sufficient funds to cover the combined value of the check and the liquidity fee, the check will be marked “Insufficient Funds” and returned.
Under Money Market Fund, delete the Liquidity Fees on Redemptions section, and replace with the following:
Liquidity Fees on Redemptions. As a retail money market fund, the Money Market Fund has adopted policies and procedures regarding the imposition of liquidity fees on redemptions (including one-time redemptions, systematic redemptions, and exchanges out of the Money Market Fund). The imposition of liquidity fees affects checkwriting as described in CLASS A SHARES OF MONEY MARKET FUND: SELL SHARES BY CHECKWRITING.
The changes described below are being made to the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
Effective August 1, 2024, under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, add the following alphabetically:

FUND COMPLEX OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Fund Complex	Principal Occupation(s) During Past 5 Years
Barbara Wenig 711 High Street Des Moines, IA 50392 1972	Vice President (since 2024)	Principal Financial Group* Executive Managing Director - Global Head of Operations and Services - Principal Asset Management (since 2021) Neuberger Berman Managing Director (2008-2021)
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